NBP TRUECROSSING FUNDS

                          NBP TRUECROSSING GROWTH FUND


                        Supplement Dated October 25, 2002
                       to Prospectus Dated April 1, 2002,
                      as amended April 18, and June 3, 2002

Effective as of the close of business on October 25, 2002, NBP TrueCrossing Funds (the "Trust") will cease publicly offering shares of NBP TrueCrossing Growth Fund (the "Fund").

The Board of Trustees of the Trust is initiating measures to close the Fund no later than the close of business on November 29, 2002. The Trust reserves the right to convert its portfolio holdings to cash and/or cash equivalents at any time.